UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 16, 2010
Date of Report (Date of earliest event reported)

FIRST BANKS, INC.
(Exact name of registrant as specified in its charter)

MISSOURI	0-20632	43-1175538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 North Meramec, Clayton, Missouri	63105
(Address of principal executive offices)	(Zip code)

(314) 854-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

First Banks, Inc.

Table of Contents

		Page

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Signature		2

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
Effective today, Mr. Gary S. Pratte, was appointed Acting Chief Credit Officer of First Banks, Inc. (“First Banks” or the “Company”) and First Bank, the Company’s wholly owned subsidiary bank.  Mr. Pratte has served in various executive capacities since joining First Bank in March 2001, most recently as Executive Vice President and Senior Regional Credit Officer of First Bank, a position he has held since April 2007.

On August 16, 2010, Mr. Steven H. Reynolds resigned his positions as Executive Vice President and Chief Credit Officer of First Banks and Executive Vice President, Chief Credit Officer and Director of First Bank, effective immediately.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANKS, INC.

Date:	August 20, 2010	By:	/s/	Terrance M. McCarthy
Terrance M. McCarthy
President and Chief Executive Officer

2